UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Ready Assets Trust


Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Statements and other information herein are as dated and are subject to change.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ
08543-9011



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A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

For fixed income investors, the markets seemed to reward those who were willing to accept the greatest risk. The high yield sector, supported by improving corporate earnings, posted the best results for the year with the Credit Suisse First Boston High Yield Index providing a total return of +27.94% for the 12 months ended December 31, 2003. These results were comparable to the impressive performance of equity markets this year, with the Standard & Poor's Index returning +28.68%. In other areas of fixed income, investment-grade corporate bonds, as measured by the unmanaged Merrill Lynch U.S. Corporate Master Index, returned +8.31%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the year. Yields on 10-year Treasuries-- which move opposite of price levels--rose from 3.83% at December 31, 2002 to 4.27% at December 31, 2003.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Trust maintained a longer-than-average portfolio maturity for most of the 12-month period in order to take advantage of higher yields at the longer end of the money market yield curve.


How did the Trust perform during the fiscal year in light of the existing market conditions?

For the year ended December 31, 2003, Merrill Lynch Ready Assets Trust paid shareholders a net annualized dividend of .67%.* For the six-month period ended December 31, 2003, the Trust paid shareholders a net annualized dividend of .53%.* The Trust's seven-day yield as of December 31, 2003 was .52%.

The average portfolio maturity for Merrill Lynch Ready Assets Trust at December 31, 2003 was 65 days, compared to 60 days as of June 30, 2003. The Fund's average portfolio maturity during the 12-month period ranged from a low of 51 days to a high of 70 days.

Short- and long-term interest rates moved in opposite directions over the past 12 months. The yield on the three-month U.S. Treasury bill fell from 1.22% at December 31, 2002 to .95% at December 31, 2003. Conversely, the yield on the ten-year Treasury note rose from 3.83% to 4.27% year over year. Because of this, the Trust's performance for the fiscal year benefited from its longer-than-average maturity compared to many of its peers and a significant position in floating rate securities.

The portfolio's longer maturity benefited performance most significantly early in the fiscal year, after the Federal Reserve Board reduced its target Federal Funds rate to 1.25% in November 2002 in its ongoing effort to spur economic growth. We maintained the portfolio's relatively long average maturity because we believed that interest rates would remain steady or decline modestly. In June, the Federal Reserve Board reduced the short-term interest rate to 1%. This action confirmed our view that the Federal Reserve Board would maintain a more accommodative posture for the remainder of the year and afforded us an opportunity to take trading profits by selling the Trust's two-year Treasury position.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


How did you manage the portfolio during the 12-month period?

Early in the period, we believed the Federal Reserve Board was going to leave short-term interest rates low as long as the employment picture remained weak. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio because they offered yield enhancement and the potential for price appreciation. Yield spreads on agency securities relative to U.S. Treasury issues widened as accounting practices at the Federal National Mortgage Agency (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) came under increased scrutiny following an accounting error at Freddie Mac in June. Agency floating rate securities also offered greater yields than commercial paper, so we increased our holdings in floaters as well from 48% of net assets to approximately 60%.

Later in the fiscal year, as short-term interest rates remained at historic lows, we sold two-year U.S. Treasury notes at appreciated prices. With short-term interest rates still at historic lows as of year-end, Trust performance was enhanced by our longer-than-average maturity and a barbell structure--with investments split in the three-month and under sector and the longer than one-year sector.


How would you characterize the portfolio's position at the close of the period?

In light of the low yields in the short end of the money market yield curve, the Trust's position at the close of the period was relatively aggressive. Given the yield advantage that floating rate securities offered, we ended the period with a significant position in these securities and a relatively small allocation in commercial paper.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



A Discussion With Your Fund's Portfolio Manager (concluded)


We believe short-term interest rates will remain virtually unchanged until there is dramatic improvement in the U.S. employment situation. Therefore, we intend to maintain our longer-than-average portfolio maturity in an effort to enhance the Fund's yield. A steeper yield curve among short-term securities would provide us with greater opportunities to add longer-dated issues to the portfolio, offering higher yield spreads compared to one-month commercial paper.

The Trust's portfolio composition at the end of December and as of our last report to shareholders is detailed below:


                                            12/31/03       6/30/03

Bank Notes                                     0.5%           1.3%
Certificates of Deposit--European              3.2            0.4
Certificates of Deposit--Yankee*               4.6            7.8
Commercial Paper                              29.6           39.6
Corporate Notes                                8.1            6.4
Funding Agreements                             4.0            3.7
Promissory Notes                               0.5            0.4
Time Deposits                                   --            0.1
Repurchase Agreements                          2.1             --
Short-Term Investments                         4.3             --
U.S. Government, Agency &
  Instrumentality Obligations--
  Discount                                     3.3            1.9
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount                                44.5           41.1
Liabilities in Excess of Other Assets         (4.7)          (2.7)
                                             ------         ------
Total                                        100.0%         100.0%
                                             ======         ======

* U.S. branches of foreign banks.


Donaldo S. Benito
Vice President and Portfolio Manager


January 8, 2004



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Schedule of Investments                                             (In Thousands)

                               Face         Interest        Maturity
Issue                         Amount         Rate*            Date           Value
Bank Notes--0.5%

National City                 $23,000        1.07++  %      3/03/2004   $   23,001
Bank of Ohio

Total Bank Notes (Cost--$23,001)                                            23,001


Certificates of Deposit--European--3.2%

HBOS Treasury                  44,000        1.12           1/23/2004       44,001
Services PLC,
London

Northern Rock PLC,             60,000        1.011          3/10/2004       60,004
London

San Paolo IMI,                 49,000        1.10           3/16/2004       49,002
London

Total Certificates of Deposit--European
(Cost--$153,002)                                                           153,007


Certificates of Deposit--Yankee--4.6%

Abbey National                 45,000        1.04++         3/12/2004       44,999
Treasury Services
PLC, NY

BNP Paribas, NY                57,000        1.04++         3/08/2004       56,999

Canadian Imperial              56,000        1.183++        1/14/2005       56,000
Bank of Commerce,
NY

Societe Generale,              57,000        1.05++         2/12/2004       57,000
NY

Total Certificates of Deposit--Yankee
(Cost--$214,998)                                                           214,998


Commercial Paper--29.6%

Amsterdam                      29,000        1.09           1/06/2004       28,996
Funding Corp.                  16,000        1.08           1/21/2004       15,991

Aspen Funding                  15,000        1.09           1/07/2004       14,998
Corp.                          20,000        1.06           1/27/2004       19,985

Barton Capital                 31,638        1.09           1/06/2004       31,634
Corporation                     5,000        1.09           1/08/2004        4,999
                               55,000        1.09           1/20/2004       54,970

Bills Securitization           10,000        1.085          2/17/2004        9,986
Ltd.

Blue Ridge Asset               24,000        1.09           1/05/2004       23,998
Funding Corp.                  24,000        1.09           1/09/2004       23,995

Clipper                        40,000        1.10           1/09/2004       39,992
Receivables Corp.              15,050        1.10           1/12/2004       15,045
                                9,000        1.09           1/22/2004        8,994
                               24,000        1.09           1/26/2004       23,983

Compass                        10,000        1.10           1/20/2004        9,994
Securitization LLC             10,000        1.091          1/22/2004        9,994
                               10,000        1.09           1/23/2004        9,994
                               12,000        1.09           3/15/2004       11,973
                               10,000        1.10           3/22/2004        9,976

Delaware                       67,000        1.08           1/07/2004       66,990
Funding Corp.

Den Norske                     17,840        1.10           2/13/2004       17,817
Bank ASA



                               Face         Interest        Maturity
Issue                         Amount         Rate*            Date           Value
Commercial Paper (concluded)

Dexia Delaware                $15,000        1.07  %        1/30/2004   $   14,987
LLC

Dorada Finance Inc.             5,000        1.11           1/28/2004        4,996

Edison Asset                   48,000        1.01           1/13/2004       47,984
Securitization, LLC            24,200        1.09           1/13/2004       24,192
                               40,000        1.09           2/09/2004       39,953
                               30,000        1.09           3/09/2004       29,939

Falcon Asset                   19,257        1.09           1/23/2004       19,245
Securitization                 44,102        1.095          2/11/2004       44,048

Fleet Funding                   9,516        1.09           1/13/2004        9,513
Corporation

Greyhawk Capital               25,000        1.11           1/28/2004       24,980
Corp.

Greyhawk Funding,               4,480        1.10           1/22/2004        4,477
LLC                            50,000        1.09           1/29/2004       49,959

HBOS Treasury                  10,000        1.10           2/05/2004        9,990
Services, PLC

Jupiter                        34,000        1.09           1/12/2004       33,990
Securitization Corp.           11,000        1.09           1/28/2004       10,991

Mont Blanc                     24,000        1.10           1/08/2004       23,996
Capital Corp.                  17,000        1.09           1/20/2004       16,991
                               19,000        1.10           2/19/2004       18,972

Newport Funding                 9,000        1.08           1/09/2004        8,998
Corp.

Nordea North                   60,000        1.09           1/12/2004       59,982
America Inc.                   38,150        1.09           1/15/2004       38,135

Old Line                       34,038        1.09           1/06/2004       34,034
Funding Corp.                  19,400        1.01           1/15/2004       19,392

PB Finance                     32,000        1.13           2/02/2004       31,969
(Delaware) Inc.                18,000        1.11           3/12/2004       17,962

Park Avenue                    22,000        1.09           1/13/2004       21,993
Receivables Corp.              24,000        1.10           1/22/2004       23,985

Preferred                      36,000        1.085          1/20/2004       35,980
Receivables
Funding Corp.

Sheffield                      50,000        1.09           1/06/2004       49,994
Receivables                     9,000        1.09           1/07/2004        8,999
Corporation                    15,000        1.10           1/21/2004       14,991

Sigma Finance                  39,000        1.10           1/08/2004       38,993
Inc.                           24,000        1.123++        6/10/2004       23,999

Spintab AB                     31,000        1.11           2/04/2004       30,969

Svenska                        17,000        1.09           2/17/2004       16,976
Handelsbanken, Inc.

Tulip Funding                  32,256        1.01           1/05/2004       32,253
Corporation

Total Commercial Paper
(Cost--$1,393,113)                                                       1,393,111


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Schedule of Investments (continued)                                 (In Thousands)

                               Face         Interest        Maturity
Issue                         Amount         Rate*            Date           Value
Corporate Notes--8.1%

American Honda                $12,500        1.14++  %      5/12/2004   $   12,503
Finance Corp.                  22,400        1.119++        8/04/2004       22,400

Associates Corp.               16,000        1.27++         6/25/2004       16,003
of North America

General Electric               58,500        1.27++         4/22/2004       58,529
Capital Corp.                  18,000        1.269++        5/20/2004       18,010
                               28,000        1.26++        10/04/2004       28,043
                               50,000        1.23++         1/14/2005       50,000

Goldman Sachs                  16,000        1.40++         1/11/2005       16,000
Group, Inc.

Household Finance              22,000        1.171++        8/18/2004       22,000
Corporation

Metropolitan Life              11,500        1.173++        1/14/2005       11,500
Global Funding I

Morgan Stanley                 20,000        1.283++        1/14/2005       20,000
                               18,500        1.151++        1/26/2005       18,500

Nationwide                     13,000        1.17++        12/28/2004       13,000
Building Society

Northern Rock PLC              21,500        1.181++       12/09/2004       21,496

Putnam Structured               9,000        1.263++       10/15/2004        9,000
CDO

Sigma Finance Inc.             45,000        1.09++        11/19/2004       44,996

Total Corporate Notes
(Cost--$381,977)                                                           381,980


Funding Agreements--4.0%

Jackson National               80,000        1.25++         5/03/2004       80,000
Life Insurance Co.

Metropolitan Life              20,000        1.28++         4/01/2004       20,000
Insurance Company

Monumental Life                20,000        1.315++        8/13/2004       20,000
Insurance Company

New York Life                  30,000        1.194++        5/28/2004       30,000
Insurance Company              20,000        1.22++        10/20/2004       20,000

Pacific Life                   20,000        1.25++         2/02/2004       20,000
Insurance Co.

Total Funding Agreements
(Cost--$190,000)                                                           190,000


Promissory Notes--0.5%

Morgan Stanley                 23,000        1.16++         2/02/2004       23,000

Total Promissory Notes
(Cost--$23,000)                                                             23,000


U.S. Government, Agency & Instrumentality
Obligations--Discount--3.3%

Fannie Mae                     55,000        1.075          1/21/2004       54,971
                               44,700        1.30           4/02/2004       44,584
                               47,000        1.36           8/20/2004       46,666

Freddie Mac                    11,200        1.275          2/26/2004       11,183

Total U.S. Government, Agency &
Instrumentality Obligations--Discount
(Cost--$157,349)                                                           157,404


                               Face         Interest        Maturity
Issue                         Amount         Rate*            Date           Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount--44.5%

Fannie Mae                   $110,000        1.141++%       1/14/2004   $  110,000
                               34,000        1.01++         1/22/2004       34,000
                               87,000        1.033++        2/13/2004       86,999
                                7,500        5.125          2/13/2004        7,533
                              110,000        1.006++        5/27/2004      109,980
                               11,500        3.00           6/15/2004       11,596
                               37,500        6.50           8/15/2004       38,716
                               15,500        3.50           9/15/2004       15,743
                               65,000        1.036++       10/29/2004       64,982
                              112,500        1.03++         1/07/2005      112,465
                                9,000        2.20           1/14/2005        9,003
                                9,000        2.15           1/28/2005        9,005
                               90,000        1.09++         2/18/2005       89,979
                               67,000        1.091++        2/18/2005       66,975
                                8,900        2.00           4/08/2005        8,917
                               13,500        1.81           5/20/2005       13,508
                               17,900        1.45           7/08/2005       17,850
                               12,000        7.00           7/15/2005       12,964
                               11,000        2.30           9/16/2005       11,089
                               11,100        2.10          10/21/2005       11,159

Federal Farm                   21,000        1.05++         3/01/2004       20,999
Credit Bank                    90,000        1.05++         3/01/2004       89,997
                               40,000        1.00++         3/16/2004       39,998
                               44,000        1.024++        3/16/2004       43,996
                               27,000        1.00++         4/15/2004       26,998
                               45,000        1.02++         6/21/2004       45,000
                               22,000        1.02++         8/06/2004       21,998
                               23,000        1.02++        11/04/2004       23,000
                               89,500        1.068++       12/15/2004       89,496
                              110,000        1.03++        12/17/2004      109,991
                               38,500        1.02++         2/28/2005       38,496
                               21,000        1.075++        3/24/2005       20,992
                               29,000        1.08++         5/06/2005       28,994
                              112,500        1.085++        7/05/2005      112,475
                               11,100        1.09++        12/05/2005       11,098
                               19,000        1.069++        2/21/2006       18,992
                               22,000        1.07++         5/19/2006       21,990
                               13,000        1.099++        2/20/2008       12,995

Federal Home                   13,700        4.875          4/16/2004       13,847
Loan Bank                      14,665        3.375          5/14/2004       14,786
                               32,700        1.01++         8/19/2004       32,696
                               13,400        2.125         12/15/2004       13,501
                               67,400        1.625          4/15/2005       67,560
                               17,800        1.75           6/17/2005       17,813
                               17,800        1.42           6/30/2005       17,733

Freddie Mac                    33,500        4.50           8/15/2004       34,175
                               11,000        3.25          11/15/2004       11,185
                               19,000        2.15           1/21/2005       19,008
                               11,600        3.875          2/15/2005       11,915
                                9,500        2.10           2/25/2005        9,511
                               15,000        2.00           6/30/2005       15,028
                               11,000        1.75           8/15/2005       10,997
                                7,000        2.29          10/28/2005        7,025
                                9,000        2.41          11/04/2005        9,065
                               12,000        2.30          11/17/2005       12,087
                               12,000        2.35          12/09/2005       12,093
                               15,000        2.208         12/30/2005       15,068


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Schedule of Investments (concluded)                                 (In Thousands)

                               Face         Interest        Maturity
Issue                         Amount         Rate*            Date           Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount (concluded)

Student Loan                  $50,000        1.111++%       1/09/2004   $   50,000
Marketing                      69,000        1.121++        2/12/2004       68,998
Association

U.S. Treasury                  11,000        1.75          12/31/2004       11,055
Notes

Total U.S. Government, Agency &
Instrumentality Obligations--
Non-Discount (Cost--$2,094,195)                                          2,095,114


Repurchase Agreements--2.1%

Face
Amount                                        Issue
$99,539                       UBS Warburg Corp. LLC, purchased
                              on 12/31/2003 to yield 0.99%
                              to 1/02/2004, repurchase price
                              $100,495, collateralized by Fannie
                              Mae and Freddie Mac, 2.83% to
                              5% due 1/15/2004 to 3/02/2006                 99,539

Total Repurchase Agreements
(Cost--$99,539)                                                             99,539


Short-Term Investments--4.3%

                                                             Shares
                                                              Held
Merrill Lynch Premier
Institutional Fund (a)(b)                                     202,539      202,539

Total Short-Term Investments
(Cost--$202,539)                                                           202,539

Total Investments
(Cost--$4,932,713)--104.7%                                               4,933,693
Liabilities in Excess of Other Assets--(4.7%)                            (222,990)
                                                                        ----------
Net Assets--100.0%                                                      $4,710,703
                                                                        ==========

*Commercial Paper and certain U.S. Government, Agency &
Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at December 31, 2003.

++Floating rate note.

(a)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Money Market Series                   --        $   1,173
Merrill Lynch Premier
   Institutional Fund                   202,539        $  44,079


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Statement of Assets and Liabilities

As of December 31, 2003
Assets

               Investments, at value (including securities loaned of $197,020,880)
               (identified cost--$4,932,713,725*)                                                           $ 4,933,692,834
               Cash                                                                                                 106,997
               Receivables:
                  Beneficial interest sold                                                $    23,290,421
                  Interest                                                                      6,875,640
                  Securities lending--net                                                          13,746        30,179,807
                                                                                          ---------------
               Prepaid registration fees and other assets                                                           125,673
                                                                                                            ---------------
               Total assets                                                                                   4,964,105,311
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned at value                                                         202,539,250
               Payables:
                  Beneficial interest redeemed                                                 47,482,844
                  Distributor                                                                   2,036,640
                  Other affiliates                                                                974,451
                  Investment adviser                                                              193,780        50,687,715
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               174,858
                                                                                                            ---------------
               Total liabilities                                                                                253,401,823
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 4,710,703,488
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of
               shares authorized                                                                            $   470,972,438
               Paid-in capital in excess of par                                                               4,238,751,941
               Unrealized appreciation on investments--net                                                          979,109
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 4,709,724,378 shares of
               beneficial interest outstanding                                                              $ 4,710,703,488
                                                                                                            ===============

*Cost for Federal income tax purposes. As of December 31, 2003, net unrealized appreciation for Federal income tax purposes amounted to $979,109, of which $1,138,301 related to appreciated securities and $159,192 related to depreciated securities.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Statement of Operations

For the Year Ended December 31, 2003
Investment Income

               Interest and amortization of premium and discount earned                                     $    68,000,701
               Securities lending--net                                                                               49,586
                                                                                                            ---------------
               Total income                                                                                      68,050,287
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $    19,114,883
               Distribution fees                                                                6,160,251
               Transfer agent fees                                                              6,005,588
               Accounting services                                                                679,348
               Professional fees                                                                  198,863
               Registration fees                                                                  145,975
               Printing and shareholder reports                                                   145,210
               Custodian fees                                                                     131,525
               Trustee's fees and expenses                                                         88,047
               Pricing services                                                                    17,765
               Other                                                                               82,902
                                                                                          ---------------
               Total expenses                                                                                    32,770,357
                                                                                                            ---------------
               Investment income--net                                                                            35,279,930
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                    294,397
               Change in unrealized appreciation on investments--net                                            (3,656,403)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (3,362,006)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    31,917,924
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Statements of Changes in Net Assets

                                                                                                      For the Year
                                                                                                   Ended December 31,
Increase (Decrease) in Net Assets:                                                                2003               2002
Operations

               Investment income--net                                                     $    35,279,930   $    80,531,177
               Realized gain on investments--net                                                  294,397           422,875
               Change in unrealized appreciation on investments--net                          (3,656,403)       (3,590,466)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            31,917,924        77,363,586
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                        (35,279,930)      (80,531,177)
               Realized gain on investments--net                                                (294,397)         (422,875)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders                                                               (35,574,327)      (80,954,052)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                             6,183,402,453     6,978,005,181
               Value of shares issued to shareholders in reinvestment of dividends
               and distributions                                                               35,572,726        80,953,534
                                                                                          ---------------   ---------------
                                                                                            6,218,975,179     7,058,958,715
               Cost of shares redeemed                                                    (6,840,824,687)   (7,723,113,919)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions     (621,849,508)     (664,155,204)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                 (625,505,911)     (667,745,670)
               Beginning of year                                                            5,336,209,399     6,003,955,069
                                                                                          ---------------   ---------------
               End of year                                                                $ 4,710,703,488   $ 5,336,209,399
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
                  Investment income--net                          .0068        .0139        .0381        .0582        .0464
                  Realized and unrealized gain (loss)
                  on investments--net                           (.0006)      (.0005)        .0015        .0008      (.0007)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   .0062        .0134        .0396        .0590        .0457
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                        (.0068)      (.0139)      (.0381)      (.0582)      (.0464)
                  Realized gain on investments--net             (.0001)      (.0001)      (.0002)           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                (.0069)      (.0140)      (.0383)      (.0582)      (.0464)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment return                             .67%        1.40%        3.81%        6.00%        4.74%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .63%         .62%         .63%         .63%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income and realized gain on
               investments--net                                    .69%        1.40%        3.82%        5.80%        4.64%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $4,710,703   $5,336,209   $6,003,955   $5,845,780   $6,231,946
                                                             ==========   ==========   ==========   ==========   ==========

++Amount is less than ($.0001) per share.

See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                  Rate

Not exceeding $500 million                                    .500%
In excess of $500 million but not exceeding $1 billion        .400%
In excess of $1 billion but not exceeding $5 billion          .350%
In excess of $5 billion but not exceeding $10 billion         .325%
In excess of $10 billion but not exceeding $15 billion        .300%
In excess of $15 billion but not exceeding $20 billion        .275%
In excess of $20 billion                                      .250%


The Trust has adopted a Shareholder Servicing Plan and Agreement in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., receives a fee each month from the Trust at the annual rate of .125% of average daily net assets of the accounts of Trust shareholders who maintain their Trust accounts through MLPF&S. This fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders. The fee is not compensation for administrative services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $26,717 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

For the year ended December 31, 2003, the Trust reimbursed MLIM
$110,709 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, MLPF&S, PSI, FAMD, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:


                                      12/31/2003         12/31/2002

Distributions paid from:
   Ordinary income                  $ 35,574,327       $ 80,954,052
                                    ------------       ------------
Total taxable distributions         $ 35,574,327       $ 80,954,052
                                    ============       ============


As of December 31, 2003, there were no significant differences between the book and tax components of net assets.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Trustees of Merrill Lynch Ready Assets Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ready Assets Trust as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Ready Assets Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 6, 2004


Officers and Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held with    Of Time                                                Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*         President    1999 to  President and Chairman of the Merrill Lynch   123 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Princeton,              Trustee      and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1985 to  Funds since 1999; Chairman (Americas Region)
Age: 63                              present  of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Trust based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003


Officers and Trustees (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held with    Of Time                                                Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Donald W. Burton        Trustee      2002 to  Manager of the Burton Partnership, Limited    23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Partnership since 1979; Managing General      36 Portfolios  Inc.; ITC
Princeton,                                    Partner of the South Atlantic Venture Funds,                 Financial
NJ 08543-9095                                 Limited Partnerships and Chairman of South                   Services;
Age: 59                                       Atlantic Private Equity Fund IV, Limited                     Knology, Inc.;
                                              Partnership since 1983; Member of the                        PriCare, Inc.;
                                              Investment AdvisoryCouncil of the Florida                    Symbion, Inc.
                                              State Board of Administration since 2001.


M. Colyer Crum          Trustee      1981 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                        present  Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; Chairman and Director of
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 71                                       present; Director of Cambridge Bancorp
                                              since 1969.


Laurie Simon Hodrick    Trustee      1999 to  Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                        present  Graduate School of Business, Columbia         36 Portfolios
Princeton,                                    University since 1998; Associate Professor
NJ 08543-9095                                 of Finance and Economics, Graduate School
Age: 41                                       of Business, Columbia University from 1996
                                              to 1998.


David H. Walsh          Trustee      2003 to  Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                        present  1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1971 to 1992; Director of
NJ 08543-9095                                 the National Audubon Society since 2000;
Age: 62                                       Director of the American Museum of Fly
                                              Fishing since 1998.


Fred G. Weiss           Trustee      1998 to  Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                   Inc.
NJ 08543-9095                                 1979 to 1997; Director of BTG International
Age: 62                                       PLC since 2001; Director of KIMC Investment,
                                              Inc. since 2003; Director of Osmotica
                                              Holdings Corp. AVV since 2003.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)  Length
                        Held with    Of Time
Name, Address & Age     Trust        Served*  Principal Occupation(s) During Past 5 Years
Trust Officers

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present


Kevin J. McKenna        Senior       1997 to  Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM
P.O. Box 9011           Vice         present  from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 46


Donaldo S. Benito       Vice         1997 to  Vice President of MLIM since 1985.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 58


Phillip S. Gillespie    Secretary    2000 to  First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                        present  President (Legal Advisory) from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 39


* Officers of the Trust serve at the pleasure of the Board of Trustees.


Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



MERRILL LYNCH READY ASSETS TRUST, DECEMBER 31, 2003



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - 2003--$40,000        2002--$46,400

(b) Audit-Related Fees -  2003--$0    2002--$0

(c) Tax Fees -2003--$5,700            2002--$5,400      The nature
of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - 2003--$0         2002--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) 2003--$18,690,437                 2002--$17,012,158

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Ready Assets Trust


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Ready Assets Trust


Date: February 23, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: February 23, 2004